EXHIBIT 99.2
AGREEMENT
THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into on June 9, 2016 by and between The Brink’s Company, a Virginia corporation (the “Company”), and Douglas Allen Pertz (“Executive”).
WHEREAS, Executive has agreed to invest $2,500,000 in common stock of the Company, par value $1 per share (“Common Stock”); and
WHEREAS, Executive has agreed to purchase the number of shares of Common Stock (the “Shares”) from the Company for an aggregate purchase price of $2,500,000 (the “Purchase Price”), calculated based upon a price per share equal to the closing price of the Common Stock on the New York Stock Exchange on the date of this Agreement, pursuant to the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, and covenants contained in this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:
1.Subscription. Executive agrees to purchase from the Company the Shares for the Purchase Price.
2.    Closing Deliveries. On or prior to the date of this Agreement, Executive shall deliver (or have delivered) to the Company, the Purchase Price, paid by wire transfer of immediately available funds in accordance with the wire transfer instructions previously delivered to Executive.
3.    Delivery of Shares. Following receipt of the Purchase Price in immediately available funds, the Company will deliver to Executive the Shares (in certificated, book-entry, or such other manner as determined by the Company) with the appropriate legends.
4.    Representations and Warranties of Executive. Executive represents and warrants to the Company as follows:
(a)    Authority. Executive has the power and authority to execute and deliver this Agreement and to perform his obligations under this Agreement. This Agreement has been duly executed and delivered by Executive and is the legal, valid, and binding obligation of Executive enforceable against Executive in accordance with its terms.
(b)    Investment Related Representations and Warranties.
(i)    Executive is acquiring the Shares for his own account, for investment and not with a view to the resale or distribution thereof or any interest therein in violation of the Securities Act of 1933, as amended (the “Securities Act”), or applicable securities laws. Executive has not entered into, and has no plans to enter into, any contract, undertaking, agreement, or arrangement for the resale or distribution of the Shares.
(ii)    Executive understands that (A) the Shares have not been registered under the Securities Act or under any state securities laws, and are being offered and sold in reliance under federal and state exemptions for transactions not involving a public offering, (B) no governmental entity has reviewed or made any finding or determination as to the fairness or merits or any recommendation or endorsement with respect to an investment in the Shares, (C) the Shares must be held by Executive indefinitely unless a subsequent transfer thereof is registered under the Securities Act and applicable law or is exempt from such registration, and (D) legends restricting the transferability and resale of the Shares will be placed on any documents evidencing the Shares.
(iii)    Executive (A) is an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act) or (B) has a preexisting personal or business relationship with the Company, its Subsidiaries, or certain members of the board of directors or officers of the Company that is of a nature and duration sufficient to make Executive aware of the character, business acumen, and general business and financial circumstances of the Company, its Subsidiaries, and/or such members of the board of directors or officers of the Company, if any.
(iv)    Executive has conducted his, her, or its own investigation with respect to the Shares. Executive has had an opportunity to ask questions of, and receive answers from, Persons acting on behalf of the Company, concerning the terms and conditions of this investment, and answers have been provided to all of such questions to the full satisfaction of Executive. Executive has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of the investment in the Shares to suffer a complete loss of such investment. Executive can bear the economic risk of investment in the Shares, including a complete loss of such investment, and has such knowledge and experience in financial or business matters to be capable of evaluating the merits and risks of the investment in the Shares.
5.    Representations and Warranties of the Company. The Company represents and warrants to Executive that (a) the Company is a Virginia corporation, duly incorporated, validly existing, and in good standing under the laws of the Commonwealth of Virginia, (b) the Company has the power and authority to carry on its business as now conducted, to own or hold under lease its properties, and to execute and deliver this Agreement and to perform its obligations hereunder, (c) the execution, delivery, and performance by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company, (d) this Agreement has been duly executed and delivered by the Company and is the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms, and (e) upon issuance to Executive against receipt of the Purchase Price as contemplated by this Agreement, the Shares will be duly authorized and validly issued, fully paid, and non-assessable.
6.    Transferability. Executive agrees not to transfer or assign this Agreement or any of Executive’s interest in this Agreement.
7.    Legend. All certificates evidencing the Shares shall, in addition to any other legend required by contract or applicable law, bear legends in substantially the following form:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.
8.    General Provisions.
(a)    Entire Agreement. This Agreement and any certificates, documents, instruments, and writings that are delivered pursuant to this Agreement and thereto, constitute the entire agreement and understanding of the parties in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
(b)    Choice of Law. The laws of the Commonwealth of Virginia, without reference to the conflict of laws provisions, will govern all questions concerning the construction, validity, and interpretation of this Agreement.
(c)    Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and Executive.
(d)    Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which shall constitute a single agreement.
(e)    Acceptance. It is understood that this subscription is not binding on the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and shall be noted by execution of this Agreement by the Company where indicated. However, Executive acknowledges that, once accepted by the Company, this subscription is not revocable by Executive.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

THE BRINK’S COMPANY

By: /s/McAlister C. Marshall, II
Name: McAlister C. Marshall, II
 Title: Vice President and General Counsel

[Signature Page to Subscription Agreement]

EXECUTIVE
/s/Douglas A. Pertz
Douglas Allen Pertz

[Signature Page to Subscription Agreement]